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                                                                   Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 24, 1996, included in Metricom, Inc.'s Form 10-K for the year ended December 31, 1995.


                                            /S/ARTHUR ANDERSEN LLP
                                            -----------------------------------
                                            ARTHUR ANDERSEN LLP


San Jose, California
July 24, 1996